As filed with the Securities and  Exchange Commission on May 2, 2006

File No. 333-129673

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM SB-2

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

McKENZIE BAY INTERNATIONAL, LTD.

(Name of small business issuer in its charter)

Delaware	4911	51-0386871
----------------------------	----------------------	----------------------------
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

37899 Twelve Mile Road, Suite 300, Farmington Hills, MI 48331

 (248) 489-1961

(Address and telephone number of principal executive offices and principal place of business)

Donald C. Harms, Esq.

37899 Twelve Mile Road

Suite 300

Farmington Hills, MI 48331

(248) 489-1961

(Name, address and telephone number of agent for service)

Copies to:

Jonathan B. Reisman, Esq.

Reisman & Associates, P.A.

6975 NW 62nd Terrace

Parkland, Florida 33067

(954) 344-0809

Telecopier No.: (928) 569-8195

Approximate Date of Commencement of Proposed Sale To The Public: As soon as practicable after this registration statement becomes effective.

If this form is filed to register additional securities for an offering pursuant to 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. 9

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. 9

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. 9

ITEM 27.

EXHIBITS

Exhibit Number	Description
2.1

Share Purchase Agreement between McKenzie Bay International, Ltd. and Jacquelin Dery, Laurent Mondou and Experts Conseils Dermond Inc. of February 12, 2002. Previously filed as an exhibit to Amendment No. 2 to our registration statement on Form 10-SB and hereby incorporated by reference.

3.1	Certificate of Incorporation, as amended. Previously filed as an exhibit to our registration statement on Form 10-SB and hereby incorporated by reference.
3.2	Bylaws. Previously filed as an exhibit to our registration statement on Form 10-SB and hereby incorporated by reference.
4.1	See Exhibits 3.1 and 3.2.
4.3	Specimen Stock Certificate. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.
4.4	Form of Warrant. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and hereby incorporated by reference.
4.5

Form of Subscription Agreement. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference.  Previously filed as an exhibit to our Quarterly Report on Form 10-QSB for the quarterly period year ended June 30, 2004 and hereby incorporated by reference.

4.6

Promissory Note and Warrant issued on August 13, 2004, letter of August 16, 2004 amending certain terms and “Debenture” setting forth certain terms.  Previously filed as an exhibit to our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 and hereby incorporated by reference.

4.7

Promissory Note and Warrant issued on September 7, 2004 and “Debenture” setting forth certain terms.  Previously filed as an exhibit to our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 and hereby incorporated by reference.

4.8

Form of Debenture dated July 14, 2005 payable to Centre local de développement MRC Rouyn-Noranda and related Loan Agreement, Suretyship and form of warrant.  Previously filed as an exhibit to Post-Effective Amendment No. 2 to our registration statement on Form SB-2, file number 333-119493 and hereby incorporated by reference.

4.9	Form of Promissory Note issued to Gary L. Westerholm. Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.
4.10

Form of Secured Convertible Debentures issued to Cornell Capital Partners, LP pursuant to Securities Purchase Agreement as of October 6, 2005.  Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.

4.11	Form of Secured Convertible Debentures issued to Cornell Capital Partners, LP pursuant to Securities Purchase Agreement as of April 18, 2006. ++
4.12

Form of warrants issued to Cornell Capital Partners, LP pursuant to Securities Purchase Agreement as of October 6, 2005. .  Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.

4.13	Form of warrant issued to Cornell Capital Partners, LP pursuant to Securities Purchase Agreement as of April 18, 2006. ++

5	Opinion of Donald C. Harms re legality. Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.
10.1

Employment Agreement between Experts Conseils Dermond Inc. and Jacquelin Dery, dated February 12, 2002.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *

10.2

Royalty Agreement between McKenzie Bay International, Ltd. and Jacquelin Dery as of February 12, 2002.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *

10.3

Employment Agreement between Experts Conseils Dermond Inc. and Lauren Mondou, dated February 12, 2002. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *

10.4

Royalty Agreement between McKenzie Bay International, Ltd. and Lauren Mondou as of February 12, 2002.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and incorporated herein by reference.  *

10.5

Employment Agreement between McKenzie Bay Resources, Ltd. and Michel Garon, dated November 1, 2002.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *

10.6	2001 Employee Non-qualified Stock Option Plan. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *
10.7

Amended 2001 Directors Non-qualified Stock Option Plan.  Previously filed as an exhibit to Amendment No. 1 to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 and hereby incorporated by reference. *

10.8	2001 Employee Incentive Stock Option Plan. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002, and incorporated herein by reference. *
10.9

Employment Agreement dated March 21, 2003 between Gary L. Westerholm and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference. *

10.10

Employment Agreement dated March 21, 2003 between Gregory N. Bakeman and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference. *

10.11

Employment Agreement dated March 21, 2003 between John W. Sawarin and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference. *

10.12

Consulting Agreement as of February 15, 2003 between McKenzie Bay Resources, Inc.(now known as Lac Doré Mining Inc.) and Savanco, (Pty) Ltd, incorporated.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.13

Agreement of August 19, 2003 between McKenzie Bay International, Ltd. Resources, Inc. and Yes International Inc.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.14

Standby Equity Distribution Agreement as of April 6, 2004 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.15

Registration Rights Agreement as of April 6, 2004 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.16

Placement Agent Agreement as of April 6, 2004 between McKenzie Bay International, Ltd. and Spencer Clarke LLC.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.17

Escrow Agreement as of April 6, 2004 between McKenzie Bay International, Ltd., and Butler Gonzalez LLP.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.

10.18

Agreement of June 2004 between Dermond Inc. and Université du Québec en Abitibi-Témiscamingue. Previously filed as an exhibit to Amendment No. 1 to our registration statement on Form SB-2, file number 333-119493, and hereby incorporated by reference.

10.19

Form of Promissory Notes issued to Cornell Capital Partners, LP.   Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004, and incorporated herein by reference.

10.20

Consulting Services Agreement of January 10, 2005 between McKenzie Bay International, Ltd. And Stone Street Advisors, LLC.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004, and incorporated herein by reference.

10.21

Employment Agreement dated as of June 28, 2005 between Doris F. Galvin and WindStor Power Co.  Previously filed as an exhibit to Post-Effective Amendment No. 2 to our registration statement on Form SB-2, file number 333-119493, and hereby incorporated by reference. *

10.22

Employment Agreement dated as of April 1, 2005 between Donald C. Harms and McKenzie Bay International, Ltd.  Previously filed as an exhibit to Post-Effective Amendment No. 2 to our registration statement on Form SB-2, file number 333-119493, and hereby incorporated by reference. *

10.23

Agreement of July 7, 2005 between McKenzie Bay International, Ltd., and Brooks, Houghton & Company, Inc.  Previously filed as an exhibit to Post-Effective Amendment No. 2 to our registration statement on Form 2, file number 333-119493, and hereby incorporated by reference.

10.24	Form of Power Purchase Agreement. Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.
10.25

Securities Purchase Agreement dated as of October 6, 2005 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd. Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.

10.26

Investor Registration Rights Agreement dated as of October 6, 2005 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.

10.27

Pledge And Escrow Agreement dated as of October 6, 2005 between Cornell Capital Partners, LP, David Gonzalez, Esq. and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.

10.28

Employment Agreement dated December 22, 2005 between Gary L. Westerholm and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005, and incorporated herein by reference. *

10.29

Employment Agreement dated December 22, 2005 between Gregory N. Bakeman and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005, and incorporated herein by reference. *

10.30

Termination Agreement dated as of October 6, 2005 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd.  Previously filed as an exhibit to our Quarterly  Report on Form 10-QSB for the quarterly period  ended December 31, 2005, and incorporated herein by reference.

10.31

Deferred Compensation Agreement made effective as of October 1, 2005 by and between McKenzie Bay International, Ltd. and John W. Sawarin.  Previously filed as an exhibit to our Quarterly  Report on Form 10-QSB for the quarterly period  ended December 31, 2005, and incorporated herein by reference. *

10.32	Securities Purchase Agreement dated as of April 18, 2006 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd. ++
10.33	Investor Registration Rights Agreement dated as of April 18, 2006 between Cornell Capital Partners, LP and McKenzie Bay International, Ltd. ++
10.34	Pledge And Escrow Agreement dated as of April 18, 2006 between Cornell Capital Partners, LP, David Gonzalez, Esq. and McKenzie Bay International, Ltd. ++
14.1	Code of Ethics. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.
21.1	Subsidiaries. Previously filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and incorporated herein by reference.
23.1	Consent of Donald C. Harms. The consent is contained in Exhibit 5.
23.2	Consent of BDO Seidman, LLP. Previously filed as an exhibit to Amendment No. 2 to our registration statement on Form SB-2, file number 333-129673, and hereby incorporated by reference.
99.1	Lac Doré Preliminary Feasibility Study – Executive Summary. Previously filed as an exhibit to Amendment No. 2 to our registration statement on Form 10-SB and hereby incorporated by reference.

___________________

*

Management contract or compensatory plan or arrangement.

++

Filed herewith.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has authorized this registration statement to be signed on its behalf by the undersigned, in the City of Farmington Hills, State of Michigan, on the  1st day of May, 2006.

MCKENZIE BAY INTERNATIONAL, LTD.

By:

/s/Gregory N. Bakeman

Gregory N. Bakeman, President

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Gregory N. Bakeman Gregory N. Bakeman	President, Treasurer and Director (Principal Executive Officer and Principal Financial and Accounting Officer)	May 1, 2006
/s/ William H. Damon III William H. Damon III	Director	May 1, 2006
/s/Anand Gangadharan Anand Gangadharan	Director	May 1, 2006
/s/ Donald C. Harms Donald C. Harms	Director	May 1, 2006
/s/ Rocco J. Martino Rocco J. Martino	Director	May 1, 2006
/s/ Stephen D. McCormick Stephen D. McCormick	Director	May 1, 2006
/s/ John Popp John Popp	Director	May 1, 2006
/s/ John W. Sawarin John W. Sawarin	Director	May 1, 2006
/s/ Gary L. Westerholm Gary L. Westerholm	Director	May 1, 2006